SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant
[ ] Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14-a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     TECHNICAL CHEMICALS AND PRODUCTS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                     TECHNICAL CHEMICALS AND PRODUCTS, INC.
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:


[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              [LETTERHEAD OF TCPI]

         August 3,1998




Dear Shareholder:

     You are invited to attend a Special Meeting of Shareholders of Technical Chemicals and Products, Inc. (the "Company"), which will be held at the corporate offices of the Company, 3341 S.W. 15th Street, Pompano Beach, Florida 33069, on Friday, August 28, 1998, at 10:00 a.m., local time.

     The notice of meeting and proxy statement on the following pages covers the formal business of the meeting. Whether or not you expect to attend the meeting, please sign, date, and promptly return your proxy in the enclosed envelope to assure your shares will be represented at the meeting. If you decide to attend the annual meeting and vote in person, you will, of course, have that opportunity.

     The continuing interest of the shareholders in the business of the Company is gratefully acknowledged.

                                          Sincerely,


                                          /s/
                                          Jack L. Aronowitz
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 28, 1998


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Technical Chemicals and Products, Inc., a Florida corporation (the "Company"), will be held at the corporate offices of the Company, 3341 S.W. 15th Street, Pompano Beach, Florida 33069, on Friday, August 28, 1998, at 10:00 a.m., local time, for the sole purpose of approving and ratifying the issuance of shares of Common Stock upon the conversion of the outstanding shares of the Company's Series A Convertible Preferred Stock, as more fully described in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on July 25, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any and all adjournments or postponements thereof.

         Shareholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING.


                                             By Order of the Board of Directors,

                                             /s/
                                             Martin Gurkin, Ph.D.
                                             Secretary


Pompano Beach, Florida
August 3, 1998

                     TECHNICAL CHEMICALS AND PRODUCTS, INC.

                                 PROXY STATEMENT

          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 1998


         This proxy statement is first being sent to shareholders on or about August 3, 1998, in connection with the solicitation of proxies by the Board of Directors of Technical Chemicals and Products, Inc. (the "Company"), to be voted at the Special Meeting of Shareholders to be held on Friday, August 28, 1998, and at any adjournment or postponement thereof (the "Meeting"). At the Meeting, the shareholders will be asked to consider and vote upon a single proposal (the "Preferred Stock Proposal") to approve and ratify the issuance of shares of the Company's Common Stock, $.001 par value (the "Common Stock"), upon the conversion of the outstanding shares of the Company's Series A Convertible Preferred Stock (the "Proposal"). The close of business on July 25, 1998, has been fixed as the record date (the "Record Date") of the determination of shareholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 10,015,036 shares of Common Stock, entitled to one vote per share. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Special Meeting. All abstentions and broker non-votes, if any, will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting.

         Shares represented by duly executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting. If shareholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. If a proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on the Proposal. The Board of Directors recommends a vote FOR the Proposal. No business other than as set forth in the Notice of Special Meeting accompanying this Proxy Statement may be properly brought before the Meeting.

         Shareholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. A shareholder who signs and returns a proxy may revoke it at any time before it is voted by taking one of the following three actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a proxy with a later date; or (iii) voting in person at the Meeting.

         Approval of the Proposal will require the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present. Votes cast by proxy or in person at the Meeting will be tabulated by one or more inspectors of election appointed at the Meeting, who will also determine whether a quorum is present for the transaction of business. With respect to the matter to be acted upon at the Meeting, abstentions and broker non-votes will not be counted for the purpose of determining whether the Proposal has been approved.

         Under applicable Florida law, none of the holders of Common Stock are entitled to dissenter's appraisal rights in connection with te Proposal to be acted on at the Meeting.

         The expense of preparing, printing and mailing proxy materials to shareholders of the Company will be borne by the Company. In addition to solicitations by mail, regular employees of the Company may solicit proxies on behalf of the Board of Directors in person or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock.

          The executive offices of the Company are located at 3341 S.W. 15th Street, Pompano Beach, Florida 33069. The Company's telephone number is (954) 979-0400.

                BACKGROUND OF THE ISSUANCE OF THE PREFERRED STOCK

         The Company has been exploring various financing opportunities to improve its financial flexibility and recently consummated the transaction described herein. On May 18, 1998, the Company completed the sale (the "Initial Sale") of 15,000 shares of its Series A Convertible Preferred Stock ("Preferred Stock") to a single institutional purchaser (the "Purchaser"). Such transaction resulted in gross proceeds of $15 million and net proceeds of approximately $14,512,500 million to the Company. The Preferred Stock was sold through Preferred Capital Markets, Inc. ("PCM") and Cardinal Investment Services, Inc. (together with PCM, the "Placement Agents"), each of which is a brokerage and management firm, in a private placement and may not be offered or sold in the United States absent an effective registration under the Securities Act of 1933, as amended (the "Securities Act"), or an applicable exemption from the registration requirements. The Placement Agents received an aggregate fee in the amount of $487,500 in connection with the initial sale. The Company also issued PCM a warrant which permits PCM until December 31, 1998, to purchase 1,200 shares of Preferred Stock at $1,000 per share. In addition to the Preferred Stock, the Company granted the Purchaser a warrant to purchase up to 150,000 additional shares of Common Stock at an exercise price of $11.89 with a term of five years (the "Warrant"). In connection with the Company's obligations pursuant to the initial sale, the Company has filed a registration statement under the Securities Act (the "Registration Statement") for, among other things, registration of the resale of the Common Stock underlying the Preferred Stock and the Warrant by the holders thereof.


                       SUMMARY OF TERMS OF PREFERRED STOCK

         The following is a summary of certain of the material terms of the Preferred Stock. The Company's Articles of Incorporation include the Articles of Amendment, attached hereto as Appendix A and incorporated by reference hereto (the "Articles of Amendment"), which define the dividend rates, liquidation preferences, voting rights, redemption and conversion terms and privileges of the Preferred Stock. The following summary of the Preferred Stock is not intended to be a complete description of all of the terms of the Preferred Stock and is qualified in its entirety by the full text of the Articles of Amendment.

         Terms of Series A Preferred Stock

                  Of the 16,200 shares of Preferred Stock authorized by the Board, 15,000 shares are currently issued and outstanding. The stated value per share of the Preferred Stock is $1,000. With respect to rights upon liquidation, winding up or dissolution and redemption rights, the Preferred Stock will rank:
(i) prior to the Common Stock; (ii) prior to any class or series of capital stock of the Company hereafter created (unless, with the consent of the holders of Preferred Stock in accordance with the Articles of Amendment, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Preferred Stock) (collectively, with the Common Stock, "Junior Securities"); (iii) pari passu with any class or series of capital stock of the Company hereafter created (with the consent of the holders of Preferred Stock obtained in accordance with the Articles of Amendment) specifically ranking, by its terms, on parity with the Preferred Stock ("Pari Passu Securities"); and
(iv) junior to any class or series of capital stock of the Company hereafter created (with the consent of the holders of Preferred Stock obtained in accordance with the Articles of Amendment) specifically ranking, by its terms, senior to the Preferred Stock ("Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

         Dividends. Holders of the Preferred Stock are not entitled to receive dividends. So long as any shares of the Preferred Stock are outstanding, however, no dividends may be declared or paid on, nor shall any distribution be made on, any Junior Securities, the Company may not redeem or repurchase any Junior Securities, nor may any moneys be paid to or made available for a sinking fund for the benefit of any Junior Securities, without the written consent of the holders of a majority of the outstanding shares of Preferred Stock.

         Liquidation. In the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, or any bankruptcy, insolvency or similar proceedings, whether voluntary or involuntary, shall be commenced with respect to the Company (a "Liquidation"), the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Company legally available for distribution to shareholders (whether representing capital or surplus), before any payment or distribution shall be made on the Common Stock or any other Junior Securities (but after distribution of such assets among, or payment thereof over to, creditors of the Company and to holders of any Senior Securities), the stated value per share ($1,000) plus an amount equal to 6% per annum for the period beginning May 19, 1998 and ending on the date of final distribution to the holder thereof (pro rated for any portion of such period) (the "Preferred Stock Liquidation Distribution"). If the assets distributable upon such dissolution, liquidation or winding up (as provided above) shall be insufficient to pay cash in an amount equal to the amount of the Preferred Stock Liquidation Distribution to the holders of shares of Preferred Stock and holders of any Pari Passu Securities, then such assets or the proceeds thereof shall be distributed among the holders of the Preferred Stock ratably in proportion to the respective amounts of the Preferred Stock Liquidation Distribution to which they otherwise would be entitled. The merger or consolidation of the Company into or with another corporation, a merger or consolidation  of any  other  corporation  with or into  the  Company  upon  the completion of which the shareholders of the Company prior to the merger or consolidation no longer holds a majority of the outstanding equity securities of the Company or the sale, conveyance, exchange or transfer of all or substantially all of the property or assets of the Company (any such event, a "Reorganization Event") shall, at the option of any holder of Preferred Stock, be deemed to be a Liquidation of the Company pursuant to which the Company shall be required to distribute to the holders of Preferred Stock 115% of the Preferred Stock Liquidation Distribution.

         Voting Rights. The holders of the Preferred Stock shall be entitled to notice of all shareholders meetings in accordance with the Company's bylaws and to receive copies of proxy materials and other information sent to shareholders. Except as otherwise provided by the Florida Business Corporation Act (the
"Florida Act"), the holders of the Preferred Stock have no voting power whatsoever. The Preferred Stock terms include what are customarily called "protective provisions." Under these provisions, a vote of the holders of at least a majority of the outstanding Preferred Stock is required before the Company can: (i) alter or change the rights, preferences or privileges of the Preferred Stock or any Senior Securities so as to adversely affect the Preferred Stock; (ii) create any new class or series of Senior Securities; (iii) create any new class or series of Pari Passu Securities; (iv) increase the number of shares of Preferred Stock or (v) intentionally do any act or thing which would result in taxation to the holders of the Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended.

         Conversion. Each share of Preferred Stock is convertible into the number of shares of the Company's Common Stock, equal to (i) the stated value ($1,000) plus a premium of 6% per annum of the stated value from May 19,1998 (the "Issue Date"), divided by (ii) the Conversion Price (as hereinafter defined). The Conversion Price is equal to the lesser of (A) the Applicable Percentage (as hereinafter defined) of the Market Price (as hereinafter defined) and (B) $11.89. The Market Price is defined as the average of the closing bid prices of the Common Stock on the Nasdaq National Market (the "Closing Bid Price"), as reported by Bloomberg Financial Markets ("Bloomberg"), for any five consecutive trading days during the thirty trading day period ending on the day prior to the date of conversion (the "Average Closing Bid Price"). The Applicable Percentage is equal to 92% unless the Closing Bid Price on the day of conversion (the "Conversion Date") is below 70% the average of the Closing Bid Prices for the five (5) consecutive trading days ending one day prior to the Issue Date, in which case the applicable percentage shall be 115%. The Conversion Price is also subject to standard anti-dilution adjustments.

         If on the Conversion Date, the last sale price of the Common Stock on the Nasdaq National Market, as reported by Bloomberg (the "Closing Price") is below 70% of the average of the Closing Bid Prices for the five (5) consecutive trading days ending one day prior to the Issue Date, then the Company may, at its option, (i) redeem in cash (a "Cash Redemption") the Preferred Stock submitted for conversion for an amount equal to the number of shares of Common Stock that the Company would have issued had it not opted for the Cash Redemption multiplied by the Redemption Market Price (as defined below), or (ii) redeem the Preferred Stock by issuing a Convertible Note, in the principal amount equal to 115% of the amount payable in a Cash Redemption, bearing interest at the rate of 10% per annum (the "Redemption Note"), provided that the Company has sufficient shares of Common Stock authorized and reserved to cover the full conversion thereof and a registration statement under the Securities Act covering the shares of Common Stock issuable pursuant to the Redemption Note is effective.

         Subject to certain limited exceptions, the holders of the Preferred Stock may not convert any Preferred Stock prior to October 18, 1998. The Preferred Stock is subject to mandatory redemption under certain circumstances and, under certain circumstances, it also redeemable at the Company's option, beginning one year after the effective date of the Registration Statement. Furthermore, any shares of Preferred Stock outstanding on May 18, 2003 shall automatically be converted into Common Stock at the then effective Conversion Price.

         The issuance of the Preferred Stock is subject to NASDAQ's Rule 4460(i) and the holders of the Preferred Stock have agreed that the Company will not issue more than 19.99% of the Common Stock upon conversion of the Preferred
Stock in the absence of (i) the approval of such issuance by the Company's shareholders, or (ii) a waiver by NASDAQ of the provisions of Rule 4460(i).

                             PURPOSE OF SOLICITATION

         Approval of the issuance of Common Stock upon the conversion of the Preferred Stock is being sought in accordance with the requirements of Section 4460(i) of the Nasdaq Marketplace Rules, which requires, as a prerequisite to listing additional shares on the Nasdaq Stock Market, shareholder approval when such shares are to be issued in connection with a transaction involving the sale or issuance by the Company of Common Stock (or securities convertible into Common Stock) equal to 20% or more of presently outstanding Common Stock for less than the greater of book or market value of the Common Stock. The Preferred Stock was considered to be issued for less than the greater of book or market value of the Common Stock as the Conversion Price is set at a discount to market at the date of issuance of 92%.

         The terms of the Preferred Stock provide that if, at the time of conversion, the aggregate number of shares of Common Stock issuable equals or exceeds 20% of the outstanding Common Stock on the date of issuance of the Preferred Stock (the "Issuable Maximum"), then the Company will be obligated to either (i) obtain shareholder approval for such issuance within thirty days of receipt of the conversion notice in accordance with the requirements of the Nasdaq Stock Market or (ii) redeem the outstanding shares of Preferred Stock.

         THE  PREFERRED  STOCK  PROPOSAL  REQUIRES THE  AFFIRMATIVE  VOTE OF THE
HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF SUCH ISSUANCE IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR SUCH PROPOSAL.


                  SECURITY AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         As of July 25, 1998, the Record Date, the outstanding Common Stock was held of record by 157 shareholders. The following table sets forth certain information as of June 30, 1998 with respect to the Common Stock owned by (1) any person who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, (2) each director,
(3) each named executive officer and (4) all directors and executive officers as a group.




Name and Address of Beneficial Owner (a)                          Ownership(b)       Percent
Jack L. Aronowitz                                                   4,561,666(c)       43.4%
Capital Group Companies                                               600,000           6.0%
Capital Research and Management Company
333 South Hope Street, 52nd Floor
Los Angeles, California 90071
Martin Gurkin                                                          34,534(d)          *
Stuart R. Streger                                                      17,667(e)          *
Kathryn R. Harrigan                                                     1,000(e)          *
Clayton Rautbord                                                        1,200(d)          *
Noel Buterbaugh                                                             0             *
All Directors and Executive Officers as a group (6                  4,631,767          43.8%
persons)
-----------------------

(a)      The business address for Messrs. Aronowitz, Gurkin, Streger, Rautbord, Buterbaugh, and Ms. Harrigan is 3341
         S.W. 15th Street, Pompano Beach, Florida 33069.
(b)      Beneficial  ownership  of shares,  as  determined  in  accordance  with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power.
(c)      Includes  500,000  shares  that  may be  acquired  upon  exercise  of a currently exercisable warrant and 370,000 shares as to which Mr.
         Aronowitz holds a voting proxy.
(d)      Includes options that are currently exercisable in the following amounts: Mr. Gurkin - 34,334; and Mr.
         Rautbord - 1,000.
(e)      Represents   shares  that  may  be  acquired  upon  exercise  of  currently outstanding stock options.

* Less than 0.5%


                                                                      APPENDIX A








                              ARTICLES OF AMENDMENT

                                     to the

                            ARTICLES OF INCORPORATION

                                       of

                     TECHNICAL CHEMICALS AND PRODUCTS, INC.

                      (Pursuant to Section 607.0602 of the
                        Florida Business Corporation Act)


                  Technical Chemicals and Products, Inc., a corporation organized and existing under Florida Law (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on May 18, 1998 pursuant to authority of the Board of Directors as required by Section 607.0602 of the Florida Business Corporation Act ("FBCA"). A vote of Shareholders was not needed for the adoption of these Articles of Amendment.

                  RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Articles of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $.001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

                  Series A Convertible Preferred Stock:

                            I. Designation and Amount

                  The designation of this series, which consists of 16,200 shares of Preferred Stock, is Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the stated value shall be One Thousand Dollars ($1,000) per share (the "Stated Value").

                                    II. Rank

                  The Series A Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.001 per share (the "Common Stock"); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series A Preferred Stock) (collectively, with the Common Stock, "Junior Securities");
(iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, on parity with the Series A Preferred Stock ("Pari Passu Securities"); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, senior to the Series A Preferred Stock ("Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                                 III. Dividends

                  The Series A Preferred Stock shall not bear any dividends. In no event, so long as any Series A Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made upon, any Junior Securities, nor shall any shares of Junior Securities be purchased or redeemed by the Corporation nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption of any Junior Securities (other than a distribution of Junior Securities), without, in each such case, the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting together as a class.

                           IV. Liquidation Preference

                  A. If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series A Preferred Stock, subject to Article VI, shall have received the Liquidation Preference (as defined in Article IV.C) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of Pari Passu Securities (including any dividends or distribution paid on any Pari Passu Securities after the date of filing of these Articles of Amendment) shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate liquidation preference payable on all such shares. Any prior dividends or distribution made after the date of filing of these Articles of Amendment shall offset, dollar for dollar, the amount payable to the class or series to which such distribution was made.

                  B. At the option of any holder of Series A Preferred Stock, the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons when the Corporation is not the survivor (not including any internal reorganization, reincorporation, merger or consolidation which does not involve a change of (i) 50% of the Corporation's board of directors or (ii) 50% of the Corporation's voting power prior to such transaction or series of related transactions) shall either: (i) be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute upon consummation of such transaction an amount equal to 115% of the Liquidation Preference with respect to each outstanding share of Series A Preferred Stock in accordance with and subject to the terms of this
Article IV or (ii) be treated pursuant to Article VI.C(b) hereof. "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

                  C. For purposes hereof, the "Liquidation Preference" with respect to a share of the Series A Preferred Stock shall mean an amount equal to the sum of (i) the Stated Value thereof plus (ii) and amount equal to six percent (6%) per annum of such Stated Value for the period beginning on the date of issuance of the Series A Preferred Stock (the "Issue Date") and ending on the date of final distribution to the holder thereof (prorated for any portion of such period). The liquidation preference with respect to any Pari Passu Securities shall be as set forth in the Articles of Amendment filed in respect thereof.

                                  V. Redemption

     A. If any of the following events (each, a "Mandatory Redemption Event") shall occur:

     (i) The Corporation fails to issue shares of Common Stock to the holders of Series A Preferred Stock upon exercise by the holders of their conversion rights in accordance with the terms of these Articles of Amendment (for a period of at least sixty (60) days if such failure is solely as a result of the circumstances governed by the second paragraph of Article VI.F below and the Corporation is using all commercially reasonable efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer or to cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the holders upon conversion of the Series A Preferred Stock as and when required by these Articles of Amendment or the Registration Rights Agreement, dated as of May 18, 1998, by and among the Corporation and the other signatories thereto (the "Registration Rights Agreement"), fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate or any shares of Common Stock issued to the holders of Series A Preferred Stock upon conversion of the Series A Preferred Stock as and when required by these Articles of Amendment, the Securities Purchase Agreement dated as of May 18, 1998, by and between the Corporation and the other signatories thereto (the "Purchase Agreement") or the Registration Rights Agreement, or fails to fulfill its material obligations pursuant to Sections 4(c), 4(e), 4(h), 4(i), 4(j), 4(o) or 5 of the Purchase Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) business days following written notice of such alleged failure (but, in the case of failure to deliver Common Stock without legend, not more than thirteen (13) business days following the Conversion Date);

     (ii) The Corporation fails to obtain effectiveness with the Securities and Exchange Commission (the "SEC") of the Registration Statement (as defined in the Registration Rights Agreement) prior to December 15, 1998 or such Registration Statement lapses in effect (or sales otherwise cannot be made thereunder, whether by reason of the Company's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement or otherwise) for more than forty-five (45) consecutive days or seventy-five (75) days in any twelve (12) month period after such Registration Statement becomes effective;

     (iii) The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall otherwise be appointed;

     (iv) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any material subsidiary of the Corporation and such proceeding shall be unstayed and in effect for a period of thirty (30) consecutive days;

     (v) The Corporation shall fail to maintain the listing of the Common Stock on the Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and such failure shall remain uncured for at least ten (10) business days; or
                                      -12-

     (vi) Jack Aronowitz breaches any provision of that certain letter agreement dated May 18, 1998 between Jack Aronowitz and the Buyer of Series A Preferred Stock under the Purchase Agreement; or an aggregate of 1,000,000 (to be adjusted in the event of a stock split, dividend or other similar transaction) or more shares of Common Stock owned, directly or indirectly, by Jack Aronowitz which are subject to any pledge agreement, placed in a margin account or subject to any similar arrangement, are sold by the pledgee or such pledgee's assignee or other person with an interest in such pledged or margined shares, then, upon the occurrence and during the continuation of any Mandatory Redemption Event specified in subparagraphs (i), (ii), (v) or (vi) at the option of the holders of a majority in interest of the then outstanding shares of Series A Preferred Stock by written notice (the "Mandatory Redemption Notice") to the Corporation of such Mandatory Redemption Event, or upon the occurrence of any Mandatory Redemption Event specified in subparagraphs (iii) or (iv), the Corporation shall purchase each holder's shares of Series A Preferred Stock for an amount per share equal to the greater of (1) 120% multiplied by the sum of
(a) the Stated Value of the shares to be redeemed plus (b) an amount equal to six percent (6%) per annum of such Stated Value for the period beginning on the Issue Date and ending on the date of payment of the Mandatory Redemption Amount (the "Mandatory Redemption Date"), and (2) the "parity value" of the shares to be redeemed, where parity value means the product of (a) the number of shares of Common Stock issuable upon conversion of such shares in accordance with Article VI below (without giving any effect to any limitations or conversions of shares set forth in Article VI.A(b) below, and treating the Trading Day (as defined in
Article VI.B.) immediately preceding the Mandatory Redemption Date as the "Conversion Date" (as defined in Article VI.B(a)) unless the Mandatory Redemption Event arises as a result of a breach in respect of a specific
Conversion  Date in which  case such  Conversion  Date  shall be the  Conversion
Date), multiplied by (b) the Closing Price (as defined in Article VI.A(b)) for the Common Stock on such "Conversion Date" (the greater of such amounts being referred to as the "Mandatory Redemption Amount").

                  In the case of a Mandatory Redemption Event, if the Corporation fails to pay the Mandatory Redemption Amount for each share within five (5) business days of written notice that such amount is due and payable, then (assuming there are sufficient authorized shares) in addition to all other available remedies, each holder of Series A Preferred Stock shall have the right at any time, so long as the Mandatory Redemption Event continues, to require the Corporation, upon written notice, to immediately issue (in accordance with and subject to the terms of Article VI below), in lieu of the Mandatory Redemption Amount, with respect to each outstanding share of Series A Preferred Stock held by such holder, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Amount divided by the Conversion Price then in effect.

                  B. If the Series A Preferred Stock ceases to be convertible as a result of the limitations described in the second paragraph of Article VI.A below (a "19.99% Redemption Event"), and the Corporation has not prior to, or within thirty (30) days of, the date that such 19.99% Redemption Event arises,
(i) obtained approval of the issuance of the additional shares of Common Stock by the requisite vote of the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series A Preferred

Stock that were issued upon conversion of Series A Preferred Stock) or (ii) received other permission pursuant to the Nasdaq National Market Rule 4460(i) allowing the Corporation to resume issuances of shares of Common Stock upon conversion of Series A Preferred Stock, then the Corporation shall be obligated to redeem immediately all of the then outstanding Series A Preferred Stock, in accordance with this Article V.B. An irrevocable Redemption Notice shall be delivered promptly to the holders of Series A Preferred Stock at their registered address appearing on the records of the Corporation and shall state
(1) that 19.99% of the Outstanding Common Amount (as defined in Article VI.A) has been issued upon exercise of the Series A Preferred Stock, (2) that the Corporation is obligated to redeem all of the outstanding Series A Preferred Stock and (3) the Mandatory Redemption Date, which shall be a date within five
(5) business days of the date of the Redemption Notice. On the Mandatory Redemption Date, the Corporation shall make payment of the Mandatory Redemption Amount (as defined in Article V.A. above) in cash.

                  C. Notwithstanding  anything to the contrary contained in this
Article V, beginning on the one year anniversary date of the effectiveness with the SEC of the Registration Statement (as defined in the Registration Rights Agreement), so long as (i) no Mandatory Redemption Event shall have occurred and be continuing, (ii) the Registration Statement is then in effect and has been in effect and sales can be made thereunder for at least twenty (20) days prior to the Optional Redemption Date (as defined below) and (iii) the Closing Price (as defined in Article VI.A(b) below) for Common Stock is greater than 150% of the Fixed Conversion Price (as defined in Article VI.A.(b) below) for a period of at least ten (10) consecutive Trading Days, then the Corporation shall have the right, exercisable on not less than five (5) Trading Days prior written notice to the holders of Series A Preferred Stock (which notice may not be sent to the holders of the Series A Preferred Stock until the Corporation is permitted to redeem the Series A Preferred Stock pursuant to this Article V.C.), to redeem all of the outstanding shares of Series A Preferred Stock in accordance with this Article V. Any notice of redemption hereunder (an "Optional Redemption") shall be delivered to the holders of Series A Preferred Stock at their registered addresses appearing on the books and records of the Corporation and shall state (1) that the Corporation is exercising its right to redeem all of the outstanding shares of Series A Preferred Stock issued on the Issue Date and
(2) the date of redemption (the "Optional Redemption Notice"). On the date fixed for redemption (the "Optional Redemption Date"), the Corporation shall make payment of the Optional Redemption Amount (as defined below) to or upon the order of the holders as specified by the holders in writing to the Corporation at least one (1) business day prior to the Optional Redemption Date. If the Corporation exercises its right to redeem the Series A Preferred Stock, the Corporation shall make payment to the holders of an amount in cash (the "Optional Redemption Amount") equal to 115% multiplied by the sum of (i) the Stated Value of the shares of Series A Preferred Stock to be redeemed and (ii) an amount equal to six percent (6%) per annum of such Stated Value for the period beginning on the Issue Date and ending on the Optional Redemption Date, for each share of Series A Preferred Stock then held. Notwithstanding notice of an Optional Redemption, the holders shall at all times prior to the Optional Redemption Date maintain the right to convert all or any shares of Series A Preferred Stock in accordance with Article VI and any shares of Series A Preferred Stock so converted after receipt of an Optional Redemption Notice and prior to the Optional Redemption Date set forth in such notice and payment of the aggregate Optional Redemption Amount shall be deducted from the shares of Series A Preferred Stock which are otherwise subject to redemption pursuant to such notice.

                  From time to time following the Issue Date, the holders may request advance notice as to whether the Corporation intends to redeem the shares of Series A Preferred Stock. Such request shall be made in writing and the Corporation shall respond in writing as promptly as practicable but prior to 5:00 p.m. Eastern Standard Time one (1) business day after receipt of the request. The Corporation will be bound by such response for a period of twenty
(20) Trading Days (the "Term") from the date of its response. A failure to respond within one (1) business day shall be deemed to be an election not to redeem the Series A Preferred Stock during the Term. The holders may not request such notice in the event that the Corporation files a registration statement where the use of proceeds set forth in such registration statement are identified for purposes of redemption of the outstanding Series A Preferred Stock.

                   VI. Conversion at the Option of the Holder

                  A. (a) Each holder of shares of Series A Preferred Stock may, at its option at any time and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Series A Preferred Stock into Common Stock as follows (an "Optional Conversion"). Each share of Series A Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (1) the sum of
(a) the Stated Value thereof plus (b) the Premium Amount (as defined below),  by
(2) the then effective Conversion Price (as defined in Article VI.B.(a) below); provided, however, that no holder of shares of Series A Preferred Stock may convert any or all or of its shares of Series A Preferred Stock into Common Stock prior to October 18, 1998, except for conversions (i) at the Fixed Conversion Price (as defined in Article VI.B.(a) below), (ii) on a Conversion Date (as defined in Article VI.B.(a) below) occurring on or after the date of a public announcement by the Corporation that the Corporation intends to consolidate or merge with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Corporation or other similar transaction, (iii) on a Conversion Date (as defined in Article VI.B.(a) below) occurring on or after a date on which any person, group or entity (including the Corporation) publicly announces a tender offer to purchase 50% or more of the Corporation's Common Stock or otherwise publicly announces an intention to replace a majority of the Corporation's Board of Directors by waging a proxy battle or otherwise, or (iv) on a Conversion Date (as defined in Article VI.B.(a) below) occurring on or after the date of a material adverse change in the Corporation's business or financial condition, taken as a whole, provided, further, however, that, unless the holder delivers a waiver in accordance with the immediately following sentence, in no event (other than pursuant to the Automatic Conversion (as defined herein)) shall a holder of shares of Series A Preferred Stock be entitled to convert any such shares in excess of that number of shares upon conversion of which the sum of (x) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Series A Preferred Stock) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series A Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by a holder and such holder's affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, (i) beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of such proviso and (ii) a holder may waive the limitations set forth therein by written notice to the Corporation upon not less than sixty-one (61) days prior written notice (with such waiver taking effect only upon the expiration of such sixty-one (61) day notice period). The "Premium Amount" means the product of the Stated Value, multiplied by .06, multiplied by (N/365), where "N" equals the number of days elapsed from the Issue Date to and including the Conversion Date.

          (b) If on the Conversion Date, the Closing Price (as defined below) is below 70% of the average Closing Bid Prices (as defined in Article VI.B.(a) below) for the five (5) consecutive Trading Days ending one day prior to the Issue Date, then the Corporation may, at its option (i) redeem in cash (a "Cash Redemption") the Series A Preferred Stock submitted for conversion for an amount equal to the number of shares of Common Stock that the Corporation would have issued had it not opted for the Cash Redemption multiplied by the Redemption Market Price (as defined below), or (ii) redeem shares of Series A Preferred Stock by issuing a Convertible Note, in the principal amount equal to 115% of the amount payable in a Cash Redemption, bearing interest at the rate of 10% per annum and otherwise in the form attached as Exhibit E to the Purchase Agreement (the "Redemption Note"), provided that the Corporation has sufficient shares of Common Stock authorized and reserved to cover the full conversion thereof and the Registration Statement covering the shares of Common Stock issuable pursuant to the Redemption Note is effective. At any time, and from time to time, each holder of Series A Preferred Stock shall have the right to receive, upon such holder's written request, notice from the Corporation (a "Requested Notice") as to whether the Corporation will redeem a specified number of shares of the Series A Preferred Stock by issuing Common Stock, making a Cash Redemption or issuing a Redemption Note. The Corporation shall be obligated to comply with the method of redemption set forth in the Requested Notice for such number of shares of Series A Preferred Stock as set forth in such Requested Notice for a period of thirty (30) Trading Days (as defined below). The Requested Notice shall be issued within two (2) business days of receipt of the holder's written request. A failure to timely issue a Requested Notice shall be deemed to be an election to issue Common Stock. The "Redemption Market Price" equals the Closing Price on the Conversion Date. "Closing Price," as of any date, means the last sale price of the Common Stock on the Nasdaq National Market as reported by Bloomberg Financial Markets or an equivalent reliable reporting service mutually acceptable to and hereafter designated by the holders of a majority in interest of the shares of Series A Preferred Stock and the Corporation ("Bloomberg") or, if the Nasdaq National Market is not the principal trading market for such security, the last sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last sale price of such security or in the over-the-counter market on the electronic bulletin board for such security in any of the foregoing manners the average of the bid prices of any market makers for such or security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated
                                      -16-
for such security on such date in the manner provided above, the Closing Price shall be the fair market value as mutually determined by the Corporation and the holders of a majority in interest of shares of Series A Preferred Stock being converted for which the calculation of the Closing Price is required in order to determine the Conversion Price of such Series A Preferred Stock.

          (c) So long as the Common Stock is listed for trading on the Nasdaq National Market or an exchange or quotation system with a rule substantially similar to Rule 4460(i) then, notwithstanding anything to the contrary contained herein if, at any time, the aggregate number of shares of Common Stock then issued upon conversion of the Series A Preferred Stock (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of the Series A Preferred Stock for purposes of such rule) equals 19.99% of the "Outstanding Common Amount" (as hereinafter defined), the Series A Preferred Stock shall, from that time forward, cease to be convertible into Common Stock in accordance with the terms of this Article VI and Article VII below, unless the Corporation (i) has obtained approval of the issuance of the Common Stock upon conversion of the Series A Preferred Stock by a majority of the total votes cast on such proposal, in person or by proxy, by the holders of the then-outstanding Common Stock (not including any shares of Common Stock held by present or former holders of Series A Preferred Stock that were issued upon conversion of Series A Preferred Stock), or (ii) shall have otherwise obtained permission to allow such issuances from the Nasdaq National Market in accordance with the Nasdaq National Market Rule 4460(i). If the Corporation's Common Stock is not then listed on the Nasdaq National Market or an exchange or quotation system that has a rule substantially similar to Rule 4460(i), the limitations set forth herein shall be inapplicable and of no force and effect. For purposes of this paragraph, "Outstanding Common Amount" means
(i) the number of shares of the Common Stock outstanding on the date of issuance of the Series A Preferred Stock pursuant to the Purchase Agreement plus (ii) any additional shares of Common Stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event. The maximum number of shares of Common Stock issuable as a result of the 19.99% limitation set forth herein is hereinafter referred to as the "Maximum Share Amount." With respect to each holder of Series A Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof determined in accordance with Article X below. In the event that the Corporation obtains Stockholder Approval or the approval of the Nasdaq National Market, by reason of the inapplicability of the rules of the Nasdaq National Market or otherwise and concludes that it is able to increase the number of shares to be issued above the Maximum Share Amount (such increased number being the "New Maximum Share Amount"), the references to Maximum Share Amount, above, shall be deemed to be, instead, references to the greater New Maximum Share Amount. In the event that Stockholder Approval is not obtained, there are insufficient reserved or authorized shares or a registration statement covering the additional shares of Common Stock which constitute the New Maximum Share Amount is not effective prior to the Maximum Share Amount being issued (if such registration statement is necessary to allow for the public resale of such securities), the Maximum Share Amount shall remain unchanged; provided, however, that the Holder may grant an extension to obtain a sufficient reserved or authorized amount of shares or of the effective date of such registration statement. In the event that (a) the aggregate number of shares of Common Stock issued pursuant to the outstanding Series A Preferred Stock represents at least twenty percent (20%) of the Maximum Share Amount and (b)
                                      -17-
the sum of (x) the aggregate number of shares of Common Stock then issued upon conversion of Series A Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of Series A Preferred Stock, represents at least one hundred percent (100%) of the Maximum Share Amount (the "Triggering Event"), the Corporation will use its best efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event and before the Mandatory Redemption Date.

          B. The "Conversion Price" shall be the lesser of (i) the Applicable Percentage (as defined herein) of the Market Price (as defined herein) and (ii) the Fixed Conversion Price (as defined herein), subject to adjustments pursuant to the provisions of Article VI.C below. The Applicable Percentage means 92%, unless on the Conversion Date the Closing Bid Price is below 70% of the Average Closing Bid Prices for the five (5) consecutive Trading Days ending one day prior to the Issue Date, in which case the Applicable Percentage shall be one hundred fifteen percent (115%) of the Market Price. "Market Price" shall mean the average Closing Bid Prices for any five (5) consecutive Trading Days (the "Market Price Days"), during the thirty (30) Trading Day period ending one (1) Trading Day prior to the date (the "Conversion Date") the Conversion Notice is sent by a holder to the Corporation via facsimile (the "Pricing Period"). On the Conversion Date, the converting holder shall select the Market Price Days from the Trading Days comprising the Pricing Period, and such selection shall be indicated in the Notice of Conversion. "Fixed Conversion Price" shall mean $11.89. "Closing Bid Price" means, for any security as of any date, the closing bid price on the Nasdaq National Market as reported by Bloomberg or, if the Nasdaq National Market is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security or in any of the foregoing manners, the average of the bid prices of any market makers for such security or as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date in the manner provided above, the Closing Bid Price shall be the fair market value as mutually determined by the Corporation and the holders of a majority in interest of shares of Series A Preferred Stock being converted for which the calculation of the Closing Bid Price is required in order to determine the Conversion Price of such Series A Preferred Stock. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the Nasdaq National Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

          C. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a) Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If at any time when Series A Preferred Stock is issued and outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification, rights offering below the Trading Price (as defined below) to all holders of Common Stock or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Optional Conversion or Automatic Conversion of the Series A Preferred Stock, then the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof.

          (b) Adjustment Due to Merger, Consolidation, Etc. If, at any time when Series A Preferred Stock is issued and outstanding and prior to the conversion of all Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation, then the holders of Series A Preferred Stock shall thereafter have the right to receive upon conversion of the Series A Preferred Stock, upon the bases and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the holders of Series A Preferred Stock would have been entitled to receive in such transaction had the Series A Preferred Stock been converted in full (without regard to any limitations on conversion contained herein) immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of Series A Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion of Series A Preferred Stock. The Corporation shall not effect any transaction described in this subsection (b) unless (a) it first gives prior written notice to the holders of Series A Preferred Stock, at the same time and in the same form that the Corporation gives such notice to its holders of Common Stock then outstanding, of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series A Preferred Stock shall be entitled to convert the Series A Preferred Stock) and (b) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of this subsection (b). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges. (c) Adjustment Due to Distribution. Subject to Article III, if the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), then the holders of Series A Preferred Stock shall be entitled, upon any conversion of shares of Series A Preferred Stock after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

          (d) Purchase Rights. Subject to Article III, if at any time when any Series A Preferred Stock is issued and outstanding, the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holders of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Preferred Stock (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (e) Adjustment for Restricted Periods. In the event that (1) the Corporation fails to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement (as defined in the Registration Rights Agreement) prior to one hundred twenty (120) days following the Issue Date, or
(2) such Registration Statement lapses in effect, or sales otherwise cannot be made thereunder, whether by reason of the Corporation's failure or inability to amend or supplement the prospectus (the "Prospectus") included therein in accordance with the Registration Rights Agreement or otherwise, after such Registration Statement becomes effective (including, without limitation, during an Allowed Delay (as defined in Section 3(f) of the Registration Rights Agreement), then the Pricing Period shall be comprised of, (i) in the case of an event described in clause (1), the thirty (30) Trading Days preceding the 120th day following the Issue Date plus all Trading Days through and including the third Trading Day following the date of effectiveness of the Registration Statement; and (ii) in the case of an event described in clause (2), the number of Trading Days preceding the date on which the holder of the Series A Preferred Stock is first notified (or otherwise reasonably determines) that sales may not be made under the Prospectus that would otherwise then be included in the Pricing Period in accordance with the definition thereof set forth in Article VI.B(a), plus all Trading Days through and including the third Trading Day following the date on which the Holder is first notified that such sales may again be made under the Prospectus. If a holder of Series A Preferred Stock determines that sales may not be made pursuant to the Prospectus (whether by reason of the Corporation's failure or inability to amend or supplement the Prospectus) it shall so notify the Corporation in writing and, unless the Corporation provides such holder with a written opinion of the Corporation's counsel to the contrary, such determination shall be binding for purposes of this paragraph.

          (f) Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI.C, the
Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series A Preferred Stock.

                  D. For purposes of Article VI.C(a) above, "Trading Price," which shall be measured as of the record date in respect of the rights offering means (i) the average of the last reported sale prices for the shares of Common Stock on the Nasdaq National Market as reported by Bloomberg, as applicable, for the five (5) Trading Days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or
(iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Trading Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Corporation or,
(b) at the option of a majority-in-interest of the holders of the outstanding Series A Preferred Stock by an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Corporation.

                  E. In order to convert Series A Preferred Stock into full shares of Common Stock, a holder of Series A Preferred Stock shall: (i) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A ("Notice of Conversion") to the Corporation by facsimile dispatched on the Conversion Date (or by other means resulting in notice to the Corporation on the Conversion Date) at the office of the Corporation or its designated Transfer Agent for the Series A Preferred Stock that the holder elects to convert the same, which notice shall specify the number of shares of Series A Preferred Stock to be converted, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted) prior to Midnight, New York City time (the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion; and (ii) surrender the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion to the office of the Corporation or the Transfer Agent for the Series A Preferred Stock as soon as practicable thereafter. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Preferred Stock Certificates are delivered to the Company or its Transfer Agent as provided above, or the holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (a) below). In the case of a dispute as to the calculation of the Conversion Price, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (b) below. The Corporation shall submit the disputed calculations to its outside accountant via facsimile within two (2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Corporation and the holder of the results no later than 48 hours from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

          (a) Lost or Stolen Certificates. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

          (b) Delivery of Common Stock Upon Conversion. Upon the surrender of certificates as described above together with a Notice of Conversion, the Corporation shall issue and, within two (2) business days after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subparagraph (a) above) (the "Delivery Period"), deliver (or cause its Transfer Agent to so issue and deliver) to or upon the order of the holder (i) that number of shares of Common Stock for the portion of the shares of Series A Preferred Stock converted as shall be determined in accordance herewith and (ii) a certificate representing the balance of the shares of Series A Preferred Stock not converted, if any. In addition to any other remedies available to the holder, including actual damages and/or equitable relief, the Corporation shall pay to a holder $1,000 per day in cash for each day beyond a three (3) day grace period following the Delivery Period that the Corporation fails to deliver Common Stock (a "Conversion Default") issuable upon surrender of shares of Series A Preferred Stock with a Notice of Conversion until such time as the Corporation has delivered all such Common Stock (the "Conversion Default Payments"). Such cash amount shall be paid to such holder by the fifth day of the month following the month in which it has accrued or, at the option of the holder (by written notice to the Corporation by the first day of the month following the month in which it has accrued), shall be convertible into Common Stock in accordance with the terms of this Article VI.

          In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Corporation's Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder and its compliance with the provisions contained in Article VI.A. and in this Article VI.E., the Corporation shall use its best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery and penalties described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

          (c) No Fractional Shares. If any conversion of Series A Preferred Stock would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion of the Series A Preferred Stock shall be the next higher number of shares.

          (d) Conversion Date. The "Conversion Date" shall be the date specified in the Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in notice) to the Corporation or its Transfer Agent before Midnight, New

York City time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the shares of Series A Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion and except that the holders preferential rights as a holder of Series A Preferred Stock shall survive to the extent the corporation fails to deliver such securities.

          F. A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series A Preferred Stock outstanding at the then current Conversion Price shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise. As of the date of issuance of the Series A Preferred Stock, 3,406,045 authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of the Series A Preferred Stock (the "Reserved Amount"). The Reserved Amount shall be increased from time to time in accordance with the Company's obligations pursuant to Section 4(h) of the Purchase Agreement. In addition, if the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series A Preferred Stock shall be convertible at the then current Conversion Price, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series A Preferred Stock.

          If at any time a holder of shares of Series A Preferred Stock submits a Notice of Conversion, and the Corporation does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article VI (a "Conversion Default"), the Corporation shall issue to the holder (or holders, if more than one holder submits a Notice of Conversion in respect of the same Conversion Date, pro rata based on the ratio that the number of shares of Series A Preferred Stock then held by each such holder bears to the aggregate number of such shares held by such holders) all of the shares of Common Stock which are available to effect such conversion. The number of shares of Series A Preferred Stock included in the Notice of Conversion which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the holder's option at any time after) the date additional shares of Common Stock are authorized by the Corporation to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date elected by the holder in respect thereof. The Corporation shall use its best efforts to effect an increase in the authorized number of shares of Common Stock as soon as possible following a Conversion Default. In addition, the Corporation shall pay to the holder payments ("Conversion Default Payments") for a Conversion Default in the amount of (a) (N/365), multiplied by (b) the sum of the Stated Value plus the Premium Amount per share of Series A Preferred Stock through the Authorization Date (as defined below), multiplied by (c) the Excess Amount on the day the holder submits a Notice of Conversion giving rise to a Conversion Default (the "Conversion Default Date"), multiplied by (d) .24, where (i) N = the number of days from the Conversion Default Date to the date (the
                                      -23-

"Authorization Date") that the Corporation authorizes a sufficient number of shares of Common Stock to effect conversion of the full number of shares of Series A Preferred Stock. The Corporation shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Conversion Default Payments. The accrued Conversion Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Conversion Price, at the holder's option, as follows:

          (a) In the event the holder elects to take such payment in cash, cash payment shall be made to holder by the fifth day of the month following the month in which it has accrued; and

          (b) In the event the holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of Conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article VI (so long as there is then a sufficient number of authorized shares).

          Nothing herein shall limit the holder's right to pursue actual damages for the Corporation's failure to maintain a sufficient number of authorized shares of Common Stock, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

          G. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series A Preferred Stock.

          H. Upon submission of a Notice of Conversion by a holder of Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder's allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of these Articles of Amendment. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of shares of Series A Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation) the holder shall regain the rights of a holder of such shares of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares of Series A Preferred Stock to the holder or, if such shares of Series A Preferred Stock have not been surrendered, adjust its records to reflect that such shares of Series A Preferred Stock have not been converted. In all cases, the holder shall retain all of its rights and remedies (including, without limitation, the right to receive Conversion Default Payments pursuant to Article IV.E. to the extent required thereby for such Conversion Default and any subsequent Conversion Default).


                            VII. Automatic Conversion

          So long as the Registration Statement is effective and there is not then a continuing Mandatory Redemption Event, each share of Series A Preferred Stock issued and outstanding on May 18, 2003 (the "Automatic Conversion Date"), automatically shall be converted into shares of Common Stock on such date at the then effective Conversion Price in accordance with, and subject to, the provisions of Article VI hereof (the "Automatic Conversion"). The Automatic Conversion Date shall be delayed by one (1) Trading Day each for each Trading Day occurring prior thereto and prior to the full conversion of the Series A Preferred Stock that (i) sales cannot be made pursuant to the Registration Statement (whether by reason of the Company's failure to properly supplement or amend the prospectus included therein in accordance with the terms of the Registration Rights Agreement or otherwise including any Allowed Delays (as defined in Section 2(f) of the Registration Rights Agreement) but not due solely to the fault of the holder) or (ii) any Default Event (as defined in Article V.A.) exists, without regard to whether any cure periods shall have run. The Automatic Conversion Date shall be the Conversion Date for purposes of determining the Conversion Price and the time within which certificates representing the Common Stock must be delivered to the holder.

                               VIII. Voting Rights

          The holders of the Series A Preferred Stock have no voting power whatsoever, except as otherwise provided by the FBCA, in this Article VIII, and in Article IX below.

          Notwithstanding the above, the Corporation shall provide each holder of Series A Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or thirty (30) days

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



prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

          To the extent that under the FBCA the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under the FBCA) shall constitute the approval of such action by the class. To the extent that under the FBCA holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series A Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the FBCA.
                            IX. Protective Provisions

          So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the FBCA) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

          (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock or any Senior Securities so as to affect adversely the Series A Preferred Stock;

          (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Senior Securities");

          (c) create any new class or series of capital stock ranking pari passu with the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Pari Passu Securities");

          (d) increase the authorized number of shares of Series A Preferred Stock; or

          (e) intentionally do any act or thing not authorized or contemplated by these Articles of Amendment which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended

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



(or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

                  In the event holders of at least a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to subsection (a) above, so as to affect the Series A Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of these Articles of Amendment as they exist prior to such alteration or change or continue to hold their shares of Series A Preferred Stock.

                             X. Pro Rata Allocations

                  The Maximum Share Amount and the Reserved Amount (including any increases thereto) shall be allocated by the Corporation pro rata among the holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock then held by each holder relative to the total aggregate number of shares of Series A Preferred Stock then outstanding.

                  IN WITNESS WHEREOF, these Articles of Amendment is executed on behalf of the Corporation this 18th day of May, 1998.


                                      TECHNICAL CHEMICALS AND
                                      PRODUCTS, INC.



                                      By: /s/ Jack Aronowitz
                                      Name: Jack Aronowitz
                                      Title: President and Chairman of the Board

                                    EXHIBIT A
                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                in order to Convert the Series A Preferred Stock)

                  The undersigned hereby irrevocably elects to convert ______ shares of Series A Preferred Stock, represented by stock certificate No(s). __________ (the "Preferred Stock Certificates") into shares of common stock ("Common Stock") of _______________________ (the "Corporation") according to the conditions of the Articles of Amendment of Series A Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

                  The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series A Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

                           Date of Conversion:___________________________

                           Market Price Days:_____________________________

                           Applicable Conversion Price:____________________

                           Number of Shares of
                           Common Stock to be Issued:_____________________

                           Signature:____________________________________

                           Name:_______________________________________

                           Address:______________________________________

*The Corporation is not required to issue shares of Common Stock until the original Series A Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two (2) business days following receipt of the original Preferred Stock Certificate(s) to be converted, and shall make payments pursuant to the Articles of Amendment for the number of business days such issuance and delivery is late.



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